SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                   FORM 8-K/A
                                 Amendment No. 1


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                               September 29, 2000
                ------------------------------------------------
                Date of report (Date of earliest event reported)


                              China Broadband Corp.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


                                     Nevada
                 ----------------------------------------------
                 (State or Other Jurisdiction of Incorporation)


        0-28345                                           72-1381282
--------------------------------------------------------------------------------
(Commission File Number)                       (IRS Employer Identification No.)


2080, 440-2 Ave. SW, Calgary, Alberta, Canada                           T2P 5E9
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                              (Zip Code)


                                 (403) 234-8885
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


--------------------------------------------------------------------------------
          (Former name or Former Address, if Changed Since Last Report)

ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.

Not Applicable


ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

On September 29, 2000, the China Broadband Corp., a Nevada corporation (the "Registrant"), acquired, indirectly through China Broadband (BVI) Corp., its wholly-owned subsidiary, 50,000 shares of common stock, par value $1.00 per share, of Big Sky Network Canada Ltd., an international business corporation incorporated pursuant to the laws of the British Virgin Islands ("Big Sky Networks"), under the terms of a common stock purchase agreement (the "Common Stock Purchase Agreement") dated September 29, 2000, among SoftNet Systems, Inc., a Delaware Corporation ("SoftNet"), the Registrant and Big Sky Networks. Big Sky Networks has 100,000 shares of common stock issued and outstanding, of which 50% (50,000 shares) were held by SoftNet and 50% (50,000 shares) were held by China Broadband (BVI). After the acquisition, the Registrant beneficially owns all of the issued and outstanding capital stock of Big Sky Network.

On October 13, 2000, the Registrant filed a current report on Form 8-K describing the terms of the acquisition. At that time, it was impractical to file financial statements for the business acquired and pro forma financial statements of China Broadband Corp. Attached to this report are the unaudited financial statements for Big Sky Network Canada Ltd. as of June 30, 2000, and the unaudited pro forma financial statements of China Broadband Corp. as of June 30, 2000, giving effect to the acquisition of 50% of Big Sky Networks from SoftNet Systems Inc.


ITEM 3.  BANKRUPTCY OR RECEIVERSHIP.

Not Applicable


ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

Not Applicable


ITEM 5.  OTHER EVENTS.

Not Applicable.


ITEM 6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS.

Not Applicable.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(a)      Financial Statements

         (1)    Financial Statements of the Business Acquired.

                The unaudited financial statements of Big Sky Network Canada Limited as of June 30, 2000 and for the six-month period ended June 30, 2000;

                The audited financial statements of Big Sky Network Canada Limited as of December 31, 1999 and for the period from May 20, 1999 (date of incorporation) to December 31, 1999.

         (2)    Pro Forma Financial Information.

                The unaudited pro forma consolidated financial statements of the Registrant dated June 30, 2000.

(b)      Exhibits attached pursuant to Item 601 of Regulations:

         (1) Exhibit 10.1* - Common Stock Purchase Agreement dated Septem-ber 29, 2000, among SoftNet Systems, Inc., China Broadband Corp. and Big Sky Network Canada Ltd.

         (2) Exhibit 10.2* - Termination Agreement dated September 29, 2000, among SoftNet Systems, Inc., China Broadband Corp., Big Sky Network Canada Ltd. and Matthew Heysel, for himself and as attorney-in-fact for Daming Yang, Kai Yang, Wei Yang, Jeff
               Xue, Lu Wang, Wallace Nesbitt and Western Capital Corp.

         (3) Exhibit 10.3* - Termination Agreement dated September 29, 2000, among SoftNet Systems, Inc., China Broadband Corp., Big Sky Network Canada Ltd., China Broadband (BVI) Corp., Matthew Heysel and Daming Yang.

* Previously filed on October 13, 2000.


ITEM 8.  CHANGE IN FISCAL YEAR.

Not Applicable

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                           CHINA BROADBAND CORP.
                                    -------------------------------------
                                                (Registrant)



Date     December 12, 2000          By: /s/ THOMAS G. MILNE
     ------------------------          -----------------------------------------
                                      Name:    Thomas G. Milne
                                      Title:   Chief Financial Officer
                                               and Director

                            FINANCIAL STATEMENTS OF


                          BIG SKY NETWORK CANADA LTD.
                        (A DEVELOPMENT STAGE ENTERPRISE)


                      JUNE 30, 2000 AND DECEMBER 31, 1999

INDEPENDENT AUDITORS' REPORT

To the Board of Directors and Shareholders of BIG SKY NETWORK CANADA LTD.:

We have audited the balance sheet of BIG SKY NETWORK CANADA LTD. (A DEVELOPMENT STAGE ENTERPRISE) as of December 31, 1999, and the related statement of operations, shareholders' equity and cash flows for the period from May 20, 1999 (date of incorporation) to December 31, 1999. These financial statements are the responsibility of the Corporation's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, based on our audit, such financial statements present fairly, in all material respects, the financial position of the Corporation as of December 31, 1999, and the results of its operations and its cash flows for the period from May 20, 1999 (date of incorporation) to December 31, 1999 in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Corporation will continue as a going concern. The Corporation is a development stage enterprise engaged in providing high speed internet, data and voice services in The People's Republic of China. As discussed in Note 1 to the financial statements, the Corporation's operating losses since inception raise substantial doubt about its ability to continue as a going concern. Management's plans concerning these matters are also described in Note 1. The financial statements do not include any adjustments that might result from the outcome of these uncertainties.





/s/ DELOITTE & TOUCHE LLP
-------------------------
Deloitte & Touche LLP
Calgary, Alberta, Canada
December 5, 2000



BIG SKY NETWORK CANADA LTD.
(a Development Stage Enterprise)

Statements of Operations
Six-Month Period Ended June 30, 2000 and the Period From
Date of Incorporation, May 20, 1999 to December 31, 1999
(Expressed in United States Dollars)
--------------------------------------------------------------------------------------------------
                                                                                  Cumulative
                                                             Period From          Period From
                                                               Date of              Date of
                                                            Incorporation       Incorporation,
                                                                May 20              May 20,
                                          Six Month              1999                1999
                                        Period Ended              to                  to
                                          June 30,           December 31,          June 30,
                                            2000                 1999                2000
                                         (Unaudited)
                                              $                   $                    $
                                     -------------------- ------------------- --------------------

GENERAL AND ADMINISTRATIVE
   EXPENSES                                  83,402               19,604             103,006
                                     -------------------- ------------------- --------------------

EQUITY LOSS IN SHEKOU JOINT
   VENTURE                                  (82,049)                   -             (82,049)

INTEREST INCOME                               5,234                    -               5,234
                                     -------------------- ------------------- --------------------

NET LOSS                                   (160,217)             (19,604)           (179,821)
                                     ==================== =================== ====================

LOSS PER SHARE
   Basic and diluted                          (2.05)               (0.39)
                                     ==================== ===================

SHARES USED IN COMPUTATION,
   BASIC AND DILUTED                         78,187               50,000
                                     ==================== ===================


The accompanying notes are an integral part of these financial statements.




BIG SKY NETWORK CANADA LTD.
(a Development Stage Enterprise)

Statements of Shareholders' Equity
Six-Month Period Ended June 30, 2000 and the Period From
Date of Incorporation, May 20, 1999 to December 31, 1999
(Expressed in United States Dollars)
-----------------------------------------------------------------------------------------------------------------------------
                                                                            Additional                           Total
                                                  Common Shares               Paid-in        Accumulated     Shareholders'
                                             Number of        Amount          Capital          Deficit           Equity
                                               Shares           $                $                $                $
                                           --------------- ------------- ------------------ --------------- -----------------


BALANCE, MAY 20, 1999                                 -             -                  -               -                  -

   Issue of common shares to founding
     shareholders                                50,000             -                  -               -                  -

   NET LOSS                                           -             -                  -         (19,604)           (19,604)
                                           --------------- ------------- ------------------ --------------- -----------------

BALANCE, DECEMBER 31, 1999                       50,000             -                  -         (19,604)           (19,604)

   Issue of common shares for cash               50,000        50,000          2,450,000               -          2,500,000

   NET LOSS                                           -             -                  -        (160,217)          (160,217)
                                           --------------- ------------- ------------------ --------------- -----------------

BALANCE, JUNE 30, 2000                          100,000        50,000          2,450,000        (179,821)         2,320,179
                                           =============== ============= ================== =============== =================





The accompanying notes are an integral part of these financial statements.




BIG SKY NETWORK CANADA LTD.
(a Development Stage Enterprise)

Balance Sheets
June 30, 2000 and December 31, 1999
(Expressed in United States Dollars)
----------------------------------------------------------------------------------------------
                                                                2000              1999
                                                            (Unaudited)
                                                                 $                  $
                                                          ----------------- ------------------

ASSETS

CURRENT
   Cash and cash equivalents                                   1,148,543                 -
   Interest receivable                                               631                 -
   Prepaid expenses                                              416,666                 -
                                                          ----------------- ------------------
                                                               1,565,840                 -

Investment in Shekou joint venture (Notes 1 and 3)             2,769,408                 -
                                                          ----------------- ------------------
                                                               4,335,248                 -
                                                          ================= ==================

LIABILITIES

CURRENT
   Due to officers and directors (Note 6)                         19,604            19,604
   Due to China Broadband Corp. (Note 7)                       1,995,465                 -
                                                          ----------------- ------------------
                                                               2,015,069            19,604
                                                          ----------------- ------------------

CONTINUING OPERATIONS (Note 1)
COMMITMENTS (Notes 1 and 10)

SHAREHOLDERS' EQUITY

   Common shares
     $1.00 par value, shares authorized: 100,000;
     shares issued and outstanding: 100,000                       50,000                 -
   Additional paid-in capital                                  2,450,000                 -
   Accumulated deficit                                          (179,821)          (19,604)
                                                          ----------------- ------------------
                                                               2,320,179           (19,604)
                                                          ----------------- ------------------
                                                               4,335,248                 -
                                                          ================= ==================





The accompanying notes are an integral part of these financial statements.




BIG SKY NETWORK CANADA LTD.
(a Development Stage Enterprise)

Statements of Cash Flows
Six-Month Period Ended June 30, 2000 and the Period From
Date of Incorporation, May 20, 1999 to December 31, 1999
(Expressed in United States Dollars)
-------------------------------------------------------------------------------------------------------------------------
                                                                                                            Cumulative
                                                                                       Period From          Period From
                                                                                         Date of              Date of
                                                                                      Incorporation       Incorporation,
                                                                                          May 20              May 20,
                                                                    Six Month              1999                1999
                                                                  Period Ended              to                  to
                                                                    June 30,           December 31,          June 30,
                                                                      2000                 1999                2000
                                                                   (Unaudited)
                                                                        $                   $                    $
                                                               -------------------- ------------------- --------------------

CASH FLOWS RELATED TO THE
   FOLLOWING ACTIVITIES:

OPERATING
   Net loss                                                          (160,217)             (19,604)           (179,821)
   Adjustments for:
     Equity loss in Shekou Joint Venture                               82,049                    -              82,049
                                                               -------------------- ------------------- --------------------
                                                                      (78,168)             (19,604)            (97,772)
   Changes in operating assets and liabilities
     Due to officers and directors                                          -               19,604              19,604
     Interest receivable                                                 (631)                   -                (631)
     Prepaid expenses                                                (416,666)                   -            (416,666)
                                                               -------------------- ------------------- --------------------
                                                                     (495,465)                   -            (495,465)
                                                               -------------------- ------------------- --------------------

FINANCING
   Issue of common shares for cash                                  2,500,000                    -           2,500,000
                                                               -------------------- ------------------- --------------------

INVESTING
   Investment in Shekou joint venture                              (2,851,457)                   -          (2,851,457)
   Increase in due to China Broadband Corp.                         1,995,465                    -           1,995,465
                                                               -------------------- ------------------- --------------------
                                                                     (855,992)                   -            (855,992)
                                                               -------------------- ------------------- --------------------
NET INCREASE IN CASH AND
   CASH EQUIVALENTS                                                 1,148,543                    -           1,148,543
                                                               ==================== =================== ====================

SUPPLEMENTAL INFORMATION:
   Cash paid for income taxes                                               -                    -                   -
                                                               ==================== =================== ====================
   Cash paid for interest                                                   -                    -                   -
                                                               ==================== =================== ====================


The accompanying notes are an integral part of these financial statements.


BIG SKY NETWORK CANADA LTD.                                                    1
(a Development Stage Enterprise)

Notes to the Financial Statements
Six-Month Period Ended June 30, 2000 and the Period From
Date of Incorporation, May 20, 1999 to December 31, 1999
(Expressed in United States Dollars)
--------------------------------------------------------------------------------


1.       INCORPORATION AND NATURE OF BUSINESS

         INCORPORATION AND BACKGROUND

         Big Sky Network Canada Ltd. (the "Corporation" or "BSN") was incorporated under the laws of the territory of the British Virgin Islands on May 20, 1999. The Corporation is a development stage enterprise and is seeking to become a leading facilities based provider of high capacity, high speed internet, data and voice services in major urban markets throughout The People's Republic of China (the "PRC"). The Corporation was incorporated for the purposes of implementing a business strategy involving joint ventures to provide high speed internet broadband services in major urban markets through the PRC.

         BSN signed a joint venture agreement on September 21, 1999 with China Merchants Shekou Industrial Zone, Ltd. ("China Merchants") to establish Shenzhen China Merchants Big Sky Network Ltd. ("Shekou JV"), the purpose of which is to provide internet access to Chinese residential and business customers through the existing cable television infrastructure. Under the terms of the joint venture agreement, China Merchants agreed to provide all the non-broadcast rights on the cable network of a cable television station controlled by China Merchants. BSN is required to contribute a total of $3,000,000 to the Shekou JV as cash or equipment. BSN is also responsible for providing technical support to the Shekou JV. Over the Shenzhen JV's 15 year duration, BSN will be entitled to receive 60% of the profits earned between 2000 and 2004, 50% of the profits earned between 2005 and 2009 and 40% of the profits earned between 2010 and 2014. BSN is entitled to appoint four of the seven directors on the Board of Directors of the Shekou JV for the first five years of its operations and is thereafter, entitled to appoint three of the seven directors.

         CONTINUING OPERATIONS

         The Corporation's operations may be adversely affected by significant political, economic and social uncertainties in the PRC. Although the government of the PRC has been pursuing economic reform policies, no assurance can be given that it will continue to pursue such policies or that such policies may not be significantly altered, especially in the event of a change in leadership, social or political disruption or unforeseen circumstances affecting the PRC's political, economic and social conditions. There is also no guarantee that the pursuit of economic reforms by the government of the PRC will be consistent or effective.

BIG SKY NETWORK CANADA LTD.                                                    2
(a Development Stage Enterprise)

Notes to the Financial Statements
Six-Month Period Ended June 30, 2000 and the Period From
Date of Incorporation, May 20, 1999 to December 31, 1999
(Expressed in United States Dollars)
--------------------------------------------------------------------------------


1.       INCORPORATION AND NATURE OF BUSINESS (Continued)

         The PRC has recently enacted new laws and regulations governing internet access and the provision of online business, economic and financial information. Current or proposed laws aimed at limiting the use of online services could, depending upon interpretation and application, result in significant uncertainty to the Corporation, additional costs and technological challenges in order to comply with any statutory or regulatory requirements imposed by such legislation. Additional legislation and regulations that may be enacted by the government of the PRC could have an adverse effect on the Corporation's business, financial condition and results of operations.

         The success of the Corporation will depend on the acceptance of broadband internet services, which remains unproven in the PRC. The Corporation may not be able to attract and retain subscribers, or it may face intense competition which could have an adverse effect on the Corporation's business, financial condition and results of operations. The Corporation's services were launched on June 30, 2000 and is currently expanding its subscriber base in the Shekou Industrial Zone. The services in Chengdu were launched on October 26, 2000 (see Note 10(a)).

         Substantially all of the Corporation's revenues and operating expenses will be denominated in the Chinese Renminbi, which is currently freely convertible, however, there can be no assurance that this will continue or that the ability to purchase or retain foreign currencies will continue in the future.

         These financial statements have been prepared on a going concern basis. The Corporation's ability to continue as a going concern is dependent upon its ability to generate profitable operations in the future and to obtain the necessary financing to meet its obligations and repay its liabilities arising from normal business operations when they come due. The outcome of these matters cannot be predicted with any certainty at this time. These financial statements do not include any adjustments to the amounts and classification of assets and liabilities that may be necessary should the Corporation be unable to continue as a going concern.

BIG SKY NETWORK CANADA LTD.                                                    3
(a Development Stage Enterprise)

Notes to the Financial Statements
Six-Month Period Ended June 30, 2000 and the Period From
Date of Incorporation, May 20, 1999 to December 31, 1999
(Expressed in United States Dollars)
--------------------------------------------------------------------------------


1.       INCORPORATION AND NATURE OF BUSINESS (Continued)

         CONTINUING OPERATIONS (Continued)

         Management anticipates that the Corporation currently has sufficient working capital to fund the Corporation's plan of operation through the year ended December 31, 2000. The Corporation's costs to fund its plan of operation for the fiscal year ending December 31, 2000 and the next two fiscal quarters ending June 30, 2001 is expected to increase. The working capital is intended to fund the business operations of BSN, including funding the capital requirements of new and existing joint ventures, funding additional technical, management and marketing/sales personnel and funding comprehensive joint venture marketing and promotional programs to increase market awareness and subscription sales. Management believes that additional funding will be required to fund the implementation of BSN's business of entering into joint ventures.

2.       SIGNIFICANT ACCOUNTING POLICIES

         FINANCIAL STATEMENTS ESTIMATES

         The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Such estimates include the valuation allowance for deferred tax assets. Actual results could differ from those estimates.

         CASH EQUIVALENTS

         The Corporation considers all highly liquid debt instruments with maturities at the date of purchase of three months or less to be cash equivalents.

         INVESTMENT IN JOINT VENTURE

         The joint venture in Shekou is accounted for under the equity method of accounting.

BIG SKY NETWORK CANADA LTD.                                                    4
(a Development Stage Enterprise)

Notes to the Financial Statements
Six-Month Period Ended June 30, 2000 and the Period From
Date of Incorporation, May 20, 1999 to December 31, 1999
(Expressed in United States Dollars)
--------------------------------------------------------------------------------


2.       SIGNIFICANT ACCOUNTING POLICIES (Continued)

         INCOME TAXES

         The Corporation accounts for income taxes under an asset and liability approach. Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes, and operating loss and tax credit carryforwards measured by applying currently enacted tax laws. Valuation allowances are provided when necessary to reduce net deferred tax assets to an amount that is more likely than not to be realized.

         NET LOSS PER SHARE

         Basic loss per share ("EPS") excludes dilution and is computed by dividing net loss attributable to common shareholders by the weighted average of common shares outstanding for the period. Diluted EPS reflects the potential dilution that could occur if securities or other contracts to issue common stock (convertible preferred stock, warrants to purchase convertible preferred stock and common stock options and warrants using the treasury stock method) were exercised or converted into common stock. Potential common shares in the diluted EPS computation are excluded in net loss periods as their effect would be antidilutive.

         NEW ACCOUNTING STANDARDS

         In June 1998, the FASB issued SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities," which as subsequently amended by SFAS No. 137 and 138, established accounting and reporting standards requiring that every derivative instrument, including certain derivative instruments embedded in other contracts, be recorded in the balance sheet as either an asset or liability measured at its fair value for fiscal quarters of fiscal years beginning after June 15, 2000. Management believes that these statements will not have a significant impact on the Corporation's consolidated financial position, results of operations or cash flows.

         In December 1999, the staff of the Securities and Exchange Commission released Staff Accounting Bulletin 101 ("SAB 101"), "Revenue Recognition" to provide guidance on the recognition, presentation and disclosure of revenues in financial statements. Management believes that its revenue recognition practices are in conformity with SAB 101.

BIG SKY NETWORK CANADA LTD.                                                    5
(a Development Stage Enterprise)

Notes to the Financial Statements
Six-Month Period Ended June 30, 2000 and the Period From
Date of Incorporation, May 20, 1999 to December 31, 1999
(Expressed in United States Dollars)
--------------------------------------------------------------------------------


3.       INVESTMENT IN JOINT VENTURE

         As discussed in Note 1, BSN participates in the Shekou JV.

         Summarized financial information for the Shekou JV is as follows:

                                                ---------
                                                    $
                                                ---------

         Current assets                         2,216,455
         Other assets                             154,070
                                                ---------
         Total assets                           2,370,525
                                                =========

         Current liabilities                        7,283
         Capital                                2,363,242
                                                ---------
         Total liabilities and capital          2,370,525
                                                =========

         Net loss                                (136,748)
                                                =========

4.       COMMON SHARES

         The Corporation has issued the following shares:

            i) On May 20, 1999 the Corporation issued 50,000 founder (bearer) shares for no consideration;

           ii) On February 22, 2000, the Corporation issued an additional 10,000 shares to a third party for cash consideration of $500,000.

          iii) On April 25, 2000, the Corporation issued a further 40,000 shares to the third party for cash consideration of $2,000,000. As a result of this transaction, China Broadband
                 (BVI) Corp. ("CBB - BVI") no longer controlled BSN.

         CBB - BVI acquired 50,000 founder shares representing all of the outstanding shares of BSN, from officers, directors and persons related to the officers and directors for 12,500,000 common shares of CBB - BVI. CBB - BVI was incorporated for the purpose of acquiring the shares of BSN. BSN did not have any substantial operations prior to February 1, 2000. This transaction was accounted for as a recapitalization of BSN. This recapitalization was effected through the issuance of 12,500,000 common shares of CBB - BVI constituting all of its issued and outstanding shares.

5.       INCOME TAXES

         The Corporation did not provide any current or deferred U.S. federal or foreign income tax provision or benefit because it has experienced an operating loss since inception. The Corporation is not liable for any state taxes. The Corporation has provided a full valuation allowance on the deferred tax asset, consisting primarily of a net operating loss, because of uncertainty regarding its realizability.

         The Corporation had net operating losses of approximately $179,821 for U.S. federal purposes. Utilization of the net operating loss, which begins to expire at various times starting in 2007, may be subject to certain limitations under Section 382 of the Internal Revenue Code of 1986, as amended.

BIG SKY NETWORK CANADA LTD.                                                    6
(a Development Stage Enterprise)

Notes to the Financial Statements
Six-Month Period Ended June 30, 2000 and the Period From
Date of Incorporation, May 20, 1999 to December 31, 1999
(Expressed in United States Dollars)
--------------------------------------------------------------------------------


6.       DUE TO OFFICERS AND DIRECTORS

         The amounts due to officers and directors are advances to the Corporation to fund expenses. They are non-interest bearing and payable on demand.

7.       DUE TO CHINA BROADBAND CORP.

         The advance from China Broadband Corp. is unsecured, non-interest bearing and payable on demand.

8.       FINANCIAL INSTRUMENTS

         Revenue from future operations in the PRC are denominated in Chinese Renminbi ("RMB") and many of the Corporation's expenses are denominated in U.S. dollars. The official exchange rate for the conversion of RMB to U.S. dollars has been stable, with the RMB increasing slightly in recent years. The Corporation does not expect to use any foreign exchange hedges or derivative instruments in the near future. The Corporation is exploring credit financing opportunities but does not currently require any interest rate risk management, hedging or derivative instruments.

         The carrying amounts for cash and cash equivalents and due to officers and directors are a reasonable estimate of their fair values.

9.       SEGMENTED INFORMATION

         The Corporation operates in one reportable segment: provider of high capacity, high speed internet, data and voice services in major urban markets throughout the PRC. The Corporation's operating activities are entirely in the PRC. It is not expected that commercial operations will be carried on in any other country. The Corporation's administrative and corporate activities are carried on in the United States and Canada.

10.       SUBSEQUENT EVENTS

         a) On July 8, 2000, BSN signed a joint venture agreement with Chengdu Huayu Information Industry Co., Ltd. ("Chengdu Huayu") to establish Sichuan Huaya Big Sky Network Ltd. ("Chengdu JV"), the purpose of which is to develop an advanced broadband software and hardware platform for data transmission and internet related business in the Chengdu area. Under the terms of the joint venture agreement, Chengdu Huayu agreed to provide the entire software and hardware data transmission platform of its Huaya HFC network and the rights to use all of its facilities and equipment. BSN is required to contribute a maximum of $5,500,000 to the Chengdu JV in cash or equipment. Over the Chengdu JV's 20 year term, BSN will be entitled to receive 65% of the profits earned between 2001 and 2007, 50% of the profits between 2008 and 2013 and 35% of the profits earned between 2014 and 2020. BSN is entitled to appoint four of the seven Board of Directors of the Chengdu JV for the first seven years of its operations and is thereafter entitled to appoint three of the seven directors.

BIG SKY NETWORK CANADA LTD.                                                    7
(a Development Stage Enterprise)
Notes to the Financial Statements

Six-Month Period Ended June 30, 2000 and the Period From
Date of Incorporation, May 20, 1999 to December 31, 1999
(Expressed in United States Dollars)
--------------------------------------------------------------------------------


10.       SUBSEQUENT EVENTS (Continued)

         b) On September 29, 2000, CBB - BVI purchased the shares held by the third party (see Note 4). As a result of this transaction, CBB - BVI owns 100% of BSN.

         c) On November 25, 2000, BSN signed a joint venture agreement with Deyang Guangshi Network Development Ltd. ("Deyang Guangshi") to establish Deyang Guangshi Big Sky Ltd. ("Deyang JV"), the purpose of which is to develop an advanced broadband software and hardware platform for data transmission and internet related business in the Deyang area. Under the terms of the joint venture agreement, Deyang Guangshi agreed to provide the entire software and hardware data transmission platform of its Deyang HFC network and the rights to use all of its facilities and equipment. BSN is required to contribute $4,500,000 to the Deyang JV in cash or equipment. Over the Deyang JV's 20 year term, BSN will be entitled to receive 80% of the profits earned between 2001 and 2005, 60% of the profits between 2006 and 2010, 50% of the profits earned between 2011 and 2015, and 40% of the profits earned between 2016 and 2020. BSN is entitled to appoint four of the seven Board of Directors of the Deyang JV for the first ten years of its operations and is thereafter entitled to appoint three of the seven directors.



CHINA BROADBAND CORP.
(a Development Stage Enterprise)

Pro Forma Consolidated Statement of Operations
For The Period Ended June 30, 2000
(Expressed in United States Dollars)
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                  Big Sky
                                                                  China           Network
                                                                Broadband         Canada           Pro Forma        Pro Forma
                                                                  Corp.            Ltd.           Adjustments       Statement
                                                                    $                $                 $                 $
                                                             ---------------- ---------------- ------------------ ----------------

REVENUE
    Technical consulting                                           83,333               -            (83,333)                -
                                                             ---------------- ----------------                    ----------------

GENERAL AND ADMINISTRATIVE EXPENSES                               457,089         103,006            (83,333)          476,762
                                                             ---------------- ----------------                    ----------------
                                                                 (373,756)       (103,006)                            (476,762)
                                                             ---------------- ----------------                    ----------------
AMORTIZATION EXPENSE
    Shekou Joint Venture                                                -               -            212,438           212,438
    Chengdu Joint Venture                                               -               -            424,875           424,875
    Goodwill                                                            -               -            117,616           117,616
    Intellectual property                                               -               -             70,813            70,813
                                                             ---------------- ----------------                    ----------------
                                                                        -               -                              825,742
                                                             ---------------- ----------------                    ----------------
EQUITY LOSS IN BIG SKY NETWORK CANADA
    LTD.                                                          (80,099)              -             80,099                 -

EQUITY LOSS IN SHEKOU JOINT VENTURE                                     -         (82,049)                             (82,049)

INTEREST INCOME                                                   125,608           5,234                              130,842

INTEREST EXPENSE                                                        -               -            (56,109)          (56,109)
                                                             ---------------- ----------------                    ----------------

NET LOSS                                                         (328,247)       (179,821)                          (1,309,820)
                                                             ================ ================                    ================

BASIC AND DILUTED LOSS PER SHARE                                    (0.02)          (2.81)                               (0.08)
                                                             ================ ================                    ================

WEIGHTED AVERAGE NUMBER OF SHARES                              16,205,766          64,016                           17,338,766
                                                             ================ ================                    ================




CHINA BROADBAND CORP.
(a Development Stage Enterprise)

Pro Forma Consolidated Balance Sheet
June 30, 2000
(Expressed in United States Dollars)
----------------------------------------------------------------------------------------------------------------------------------
                                                                              Big Sky
                                                            China             Network
                                                          Broadband            Canada            Pro Forma         Pro Forma
                                                            Corp.               Ltd.            Adjustments        Statement
                                                              $                  $                   $                  $
                                                      ------------------ ------------------- ------------------ ------------------

ASSETS
CURRENT
    Cash and cash equivalents                            9,690,074              1,148,543         (2,395,828)         8,442,789
    Interest receivable                                     39,240                    631                                39,871
    Due from officers and employees                        215,056                      -                               215,056
    Prepaid expenses                                        64,217                416,666           (416,666)            64,217
                                                      ------------------ -------------------                    ------------------
                                                        10,008,587              1,565,840                             8,761,933

Due from Big Sky Network Canada Ltd.                     1,995,465                      -         (1,995,465)                 -
Investment in Big Sky Network Canada Ltd.                  189,901                      -           (189,901)                 -
Investment in Shekou Joint Venture                               -              2,769,408         (2,769,408)                 -
Fixed assets                                                56,910                      -                  -             56,910
Investment in Shekou Joint Venture                               -                      -          2,684,438          2,684,438
Intangible assets:
    Shekou Joint Venture                                         -                      -          2,549,250          2,549,250
    Chengdu Joint Venture                                        -                      -          5,098,500          5,098,500
    Goodwill                                                     -                      -          1,411,390          1,411,390
    Intellectual property                                        -                      -            849,750            849,750
                                                      ------------------ -------------------                    ------------------
                                                        12,250,863              4,335,248                            21,412,171
Accumulated amortization:
    Shekou Joint Venture                                         -                      -           (212,438)          (212,438)
    Chengdu Joint Venture                                        -                      -           (424,875)          (424,875)
    Goodwill                                                     -                      -           (117,616)          (117,616)
    Intellectual property                                        -                      -            (70,813)           (70,813)
                                                      ------------------ -------------------                    ------------------
                                                        12,250,863              4,335,248                            20,586,429
                                                      ================== ===================                    ==================

LIABILITIES
CURRENT
    Accounts payable and accrued liabilities                34,889                      -                                34,889
    Accrued interest payable on promissory note                  -                      -             56,109             56,109
    Due to China Broadband Corp.                                 -              1,995,465         (1,995,465)                 -
    Unearned revenue                                       416,666                      -           (416,666)                 -
    Due to officers and directors                                -                 19,604                  -             19,604
    Promissory note                                              -                      -          1,700,000          1,700,000
                                                      ------------------ -------------------                    ------------------
                                                           451,555              2,015,069                             1,810,602
                                                      ------------------ -------------------                    ------------------

STOCKHOLDERS' EQUITY
    Common stock                                            76,803                 50,000            (61,367)            65,436
    Additional paid in capital                          12,050,752              2,450,000          5,788,867         20,289,619
    Accumulated deficit                                   (328,247)              (179,821)        (1,071,160)        (1,579,228)
                                                      ------------------ -------------------                    ------------------
                                                        11,799,308              2,320,179                            18,775,827
                                                      ------------------ -------------------                    ------------------
                                                        12,250,863              4,335,248                            20,586,429
                                                      ================== ===================                    ==================


CHINA BROADBAND CORP.                                                          1
(a Development Stage Corporation)

Notes For the Pro Forma Financial Statements
For The Period Ended June 30, 2000
(Expressed in United States Dollars)
--------------------------------------------------------------------------------


1.       BASIS OF PRESENTATION

         The accompanying unaudited pro forma consolidated balance sheet as of June 30, 2000 has been derived from the unaudited consolidated balance sheet of China Broadband Corp. (the "Company" or "CBBD") as of June 30, 2000 and the unaudited balance sheet of Big Sky Network Canada Ltd. ("BSN") as of June 30, 2000.

         The accompanying unaudited pro forma consolidated financial statements of operations for the nine months ended June 30, 2000 has been derived from:

         o Unaudited consolidated statement of operations for the period from February 1, 2000 (date of incorporation) to June 30, 2000 for the Company; and

         o Unaudited statement of operations for BSN for the six-month period ended June 30, 2000 and from the audited statement of operations for the period from May 20, 1999 (date of incorporation) to December 31, 1999.

         As the results of operations for the period from May 20, 1999 (date of incorporation) to September 30, 1999 for BSN are not significant, the results have not been adjusted in the presentation of the pro forma statement of operations for the nine months ended June 30, 2000, nor has a pro forma statement of operations for the Company for the year ended September 30, 1999 been presented.

         The unaudited pro forma balance sheet gives effect to the transaction (described in Note 3 of the CBBD unaudited consolidated financial statements for the period ended September 30, 2000 previously filed in the 10-QSB) as if it occurred on the balance sheet date, while the unaudited pro forma consolidated statement of operations gives effect to the transaction as if it had occurred at the beginning of the period.

         Because of the acquisition  transaction that occurred in September 2000
         the  unaudited   consolidated   balance  sheet  and  the  consolidated
         statement of operations for the period ended June 30, 2000 was adjusted to reflect the September 2000 acquisition as though it had occurred at the beginning of the period as follows:

         a)   Eliminate the inter-company transactions between CBBD and BSN.

         b) Eliminate the Investment in Big Sky Network Canada Ltd. and the related equity loss.

         The unaudited pro forma consolidated financial statements are not necessarily indicative of the results of operations that would have actually occurred for the period presented had the transaction been effected on February 1, 2000 or of the results expected in future years. In preparing the unaudited pro forma consolidated financial statements, no adjustments have been made to reflect operating synergies or general and administrative cost savings expected to result from combining the operations of CBBD and BSN.

CHINA BROADBAND CORP.                                                          2
(a Development Stage Corporation)

Notes For the Pro Forma Financial Statements
For The Period Ended June 30, 2000
(Expressed in United States Dollars)
--------------------------------------------------------------------------------


2.       SIGNIFICANT ASSUMPTIONS AND ADJUSTMENTS

         a) The unaudited pro forma consolidated balance sheet as of June 30, 2000 assumes the cash payment of $2,500,000, the promissory note for $1,700,000 and the issuance of 1,133,000 shares by CBBD for total consideration of $12,697,500 for the remaining issued and outstanding shares of BSN, thereby increasing its ownership to 100% of BSN.

         b) The values assigned to the net assets of BSN at June 30, 2000 are set out below:

                                                             -----------------
                                                                    $
                                                             -----------------

              Fair value of assets acquired
                 Investment in Shekou Joint Venture                  2,684,438
                 Intellectual property                                 849,750
                 Chengdu Joint Venture                               5,098,500
                 Shekou Joint Venture                                2,549,250
                 Goodwill                                            1,411,390
                                                             -----------------
                                                             -----------------
                                                                    12,593,328

              Cash acquired                                            104,172
                                                             -----------------
                                                             -----------------

              Net assets acquired                                   12,697,500
                                                             =================

              The Company is reviewing the valuation of the assets acquired and adjustments may be made to the values ascribed above.

CHINA BROADBAND CORP.                                                          3
(a Development Stage Corporation)

Notes For the Pro Forma Financial Statements
For The Period Ended June 30, 2000
(Expressed in United States Dollars)
--------------------------------------------------------------------------------


2.       SIGNIFICANT ASSUMPTIONS AND ADJUSTMENTS (Continued)

         c) The unaudited pro forma consolidated statement of operations for the period ended June 30, 2000 gives effect to the acquisition described in Note 2(b) and assumes the following:

         o Amortization of the book value, which results from the acquisition, is recorded as if the acquisition had occurred at the beginning of the period. The amortization of the Shekou Joint Venture, the Chengdu Joint Venture, intellectual property and goodwill is computed on a straight line basis over 5 years. Amortization is as follows:

                                                            ---------------
                                                                  $
                                                            ---------------

                        Shekou Joint Venture                      212,438
                        Chengdu Joint Venture                     424,875
                        Goodwill                                  117,616
                        Intellectual property                      70,813


         o The loss per share gives effect to the issuance of the additional common shares (see Note 2(a)) of the Company as if the shares had been issued at the beginning of the period.

         d)   The following inter-company transactions were eliminated:

                i) Technical  consulting  revenue and  expenses of $83,333  were eliminated on the pro forma consolidated statement of opera-tions. Prepaid expenses and unearned revenue were reduced by $416,666 on the pro forma consolidated balance sheet relating to the technical consulting services agreement.

               ii) Inter-company advances of $1,995,465 were eliminated on the pro forma consolidated balance sheet.

              iii) The CBBD equity investment account in BSN of $189,901 and the
                   investment  in  Shekou  Joint   Venture  of  $2,769,408   was
                   eliminated on the pro forma consolidated balance sheet as CBBD now owns 100% of BSN.

         e) Interest expense on the promissory note (see Note 2(a)) of $56,109 was recorded on the pro forma consolidated statement of operations.